Execution Version AMENDMENT NO. 3 AMENDMENT NO. 3, dated as of May 26, 2021 (this “Amendment”), to the Term Loan Agreement, dated as of May 2, 2017 (as amended by that certain Amendment No. 1, dated as of September 28, 2018, that certain Amendment No. 2, dated as of April 22, 2020, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), among FMC Corporation, a Delaware corporation (the “Company”), certain of the Company’s subsidiaries from time to time party thereto as borrowers (together with the Company, the “Borrowers”), Citibank, N.A., as Administrative Agent (as such term is defined in the Term Loan Agreement), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and the other parties thereto. WHEREAS, the Company has requested certain changes to the Term Loan Agreement as described herein (the “Proposed Amendments”); WHEREAS, Section 9.01 of the Term Loan Agreement provides that the Company and the Required Lenders may amend the Loan Documents; WHEREAS, the Lenders party hereto have agreed to approve the Proposed Amendments; and WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend the Term Loan Agreement, subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: ARTICLE I Amendment SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Term Loan Agreement. The rules of construction specified in Section 1.04 of the Term Loan Agreement also apply to this Amendment. SECTION 1.02. Amendment of Term Loan Agreement. Effective as of the Third Amendment Effective Date (as defined below): (a) Section 1.01 of the Term Loan Agreement is hereby amended by amending and restating the following defined term in its entirety as follows: “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Exhibit 10.2

2 Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliate (other than through liquidation, administration or other insolvency proceedings). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country (or, to the extent that the United Kingdom is not an EEA Member Country, the United Kingdom), which is subject to the supervision of a Resolution Authority, (b) any entity established in an EEA Member Country (or, to the extent that the United Kingdom is not an EEA Member Country, the United Kingdom), which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country (or, to the extent that the United Kingdom is not an EEA Member Country, the United Kingdom), which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “Leverage Ratio” means, with respect to the U.S. Borrower and its Subsidiaries on a Consolidated basis as of any date, the ratio of (a) Financial Covenant Debt as of such date minus the aggregate amount of unrestricted cash and cash equivalents (as each such term is defined in accordance with GAAP) of the U.S. Borrower and its Subsidiaries as of such date in excess of $150,000,000 (it being understood and agreed that any proceeds of any issuance by the U.S. Borrower and its Subsidiaries of unsecured debt securities, other debt securities or borrowing of term loans, in each case, in connection with financing an acquisition, investment, refinancing or other transaction (to the extent such proceeds are held or placed into escrow prior to being applied to consummate such transaction) shall be deemed to be unrestricted for purposes of this definition) to (b) EBITDA for the last four Fiscal Quarters ending on or before such date. “Obligations” means (a) principal of and interest on the Loans made by each Lender to, and the Notes held by each Lender of, each Borrower, (b) all other amounts from time to time owing to the Lenders or the Administrative Agent by any Borrower under this Agreement pursuant hereto, to its Euro Borrower Designation, and under the Notes and (c) any Erroneous Payment Subrogation Rights, in each case strictly in accordance with the terms hereof. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. (b) Section 1.01 of the Term Loan Agreement is hereby amended to add the following new defined terms in their correct alphabetical order:

3 “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Erroneous Payment” has the meaning specified in Section 8.08(a). “Erroneous Payment Deficiency Assignment” has the meaning specified in Section 8.08(d). “Erroneous Payment Impacted Loan” has the meaning specified in Section 8.08(d). “Erroneous Payment Return Deficiency” has the meaning specified in Section 8.08(d). “Erroneous Payment Subrogation Rights” has the meaning specified in Section 8.08(d). “Payment Recipient” has the meaning specified in Section 8.08(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. (c) Section 2.17 of the Term Loan Agreement is hereby amended and restated in its entirety as follows: SECTION 2.17. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding of the parties hereto, each such party acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable:

4 (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. (c) Section 6.01of the Term Loan Agreement is hereby amended and restated in its entirety as follows: (a) Maximum Leverage Ratio. The U.S. Borrower shall maintain as of the last day of each Fiscal Quarter a Leverage Ratio of not more than the applicable level set forth below adjacent to such Fiscal Quarter ending on such day: Fiscal Quarter Ending Maximum Leverage Ratio June 30, 2021 3.75:1.00 September 30, 2021 3.75:1.00 December 31, 2021 and thereafter 3.50:1.00 (b) Minimum Interest Coverage Ratio. The U.S. Borrower shall maintain an Interest Coverage Ratio, as determined as of the last day of each Fiscal Quarter, for the four consecutive Fiscal Quarters ending on such day, of not less than 3.50 to 1.00. (d) Section 6.04 of the Term Loan Agreement is hereby amended to delete clause (j) in its entirety. (e) Section 7.01(d) of the Term Loan Agreement is hereby amended by replacing “$50,000,000” therein with “$100,000,000”. (f) Section 7.01(f) of the Term Loan Agreement is hereby amended by replacing “$50,000,000” therein with “$100,000,000”. (g) Article VIII of the Term Loan Agreement is hereby amended to add the following new Section 8.08: (h) Section 9.04(b) of the Term Loan Agreement is hereby amended to amend and restate the second and third sentences thereof as follows: “Each Borrower also agrees not to assert any claim against the Administrative Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to any of the Loan Documents or

5 any of the transactions contemplated hereby or thereby or the actual or proposed use of the proceeds of the Loans. Each of the Lenders and the Administrative Agent agrees not to assert any claim against the U.S. Borrower, its Affiliates or any of their directors, officers, employees, attorneys and agents, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to any of the Loan Documents or any of the transactions contemplated hereby or thereby or the actual or proposed use of the proceeds of the Loans; provided, that such waiver of consequential, indirect, special or punitive damages shall not limit the indemnification obligations of the Borrowers under this Section 9.04(b).” SECTION 8.08. Incorrect Payment. (a) If the Administrative Agent notifies a Lender or any Person who has received funds on behalf of a Lender (any such Lender or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender, or any Person who has received funds on behalf of a Lender, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

6 (ii) such Lender shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8.08(b). (c) Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, (i) such Lender shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Loan”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Loan, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Acceptance (or, to the extent applicable, an agreement incorporating an Assignment and Acceptance by reference pursuant to a Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to the U.S. Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the

7 applicable Lender under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Borrower, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from any Borrower for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 8.08 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. SECTION 1.03. Effectiveness. Section 1.02 of this Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) on which the Administrative Agent (or its counsel) has received counterparts of this Amendment executed by (a) the Company and (b) the Required Lenders. The Administrative Agent shall notify the Company and the Lenders of the Third Amendment Effective Date and such notice shall be conclusive and binding. ARTICLE II Miscellaneous SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Administrative Agent that, as of the Third Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Third Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by the Company and constitutes, and the Term Loan Agreement, as amended hereby on the Third Amendment Effective Date, will constitute, legal, valid and binding obligations of the Borrowers, enforceable against each of the Borrowers in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity and the implied covenant of good faith and fair dealing. (b) Each of the representations and warranties made by each party to each Loan Document in or pursuant to this Amendment or any other Loan Document, or contained in any certificate or financial statement (other than estimates and projections which are (x) identified as such and (y) contained in any financial statement) furnished at any time under or in connection with this Amendment or any other Loan Document shall be true and correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as

8 of the Third Amendment Effective Date as if made on and as of such date (except to the extent that such representations and warranties relate to a particular date, in which case such representations and warranties shall be true and correct in all material respects on and as of such date), both before and after giving effect to the this Amendment. (c) After giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Third Amendment Effective Date. SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Administrative Agent, the Lenders, any other Agent and any of their respective Affiliates under the Term Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Term Loan Agreement or entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Term Loan Agreement and the other Loan Documents specifically referred to herein. (b) On and after the Third Amendment Effective Date, each reference in the Term Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Term Loan Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Term Loan Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Term Loan Agreement and the other Loan Documents. SECTION 2.03. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The other provisions of Article IX of the Term Loan Agreement shall apply to this Amendment to the same extent as if fully set forth herein. SECTION 2.04. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. SECTION 2.05. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, electronic mail (including in pdf format) or any electronic signature complying with the Federal Electronic Signatures in Global and National Commerce Act or the New York Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act shall be as effective as delivery of a manually executed counterpart of this Amendment. [SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written. The U.S. Borrower FMC CORPORATION By: /s/ Brian J. Blair Name: Brian J. Blair Title: Vice President and Treasurer The Euro Borrowers FMC FINANCE B.V. By: /s/ Brian J. Blair Name: Brian J. Blair Title: Authorised Signatory FMC CHEMICALS NETHERLANDS B.V. By: /s/ Brian J. Blair Name: Brian J. Blair Title: Authorised Signatory FMC LUXEMBOURG HOLDINGS S.À R.L. By: /s/ Brian J. Blair Name: Brian J. Blair Title: Authorised Signatory FMC LUXEMBOURG S.À R.L. By: /s/ Brian J. Blair Name: Brian J. Blair Title: Authorised Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 CITIBANK, N.A., as Administrative Agent and Lender By: /s/ Michael Vondriska Name: Michael Vondriska Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 Bank of America, N.A., as a Lender By: /s/ Shaf Hasan Name: Shaf Hasan Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 BNP PARIBAS, as a Lender By: /s/ Michael R. Hoffman Name: Michael R. Hoffman Title: Director By: /s/ Emma Petersen Name: Emma Petersen Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 CoBank, ACB, as a Lender By: /s/ Chuck Castles Name: Chuck Castles Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 JPMorgan Chase Bank, N.A., as a Lender By: /s/ Peter S. Predun Name: Peter S. Predun Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 Sumitomo Mitsui Banking Corporation, as a Lender By: /s/ Jun Ashley Name: Jun Ashley Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 TD Bank, N.A., as a Lender By: /s/ Steve Levi Name: Steve Levi Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 Santander Bank, N.A., as a Lender By: /s/ Andres Barbosa Name: Andres Barbosa Title: Managing Director By: /s/ Zara Kamal Name: Zara Kamal Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 TRUIST BANK, as a Lender By: /s/ Katherine Bass Name: Katherine Bass Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 U.S. Bank National Association, as a Lender By: /s/ Paul E. Rouse Name: Paul E. Rouse Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 BANK OF CHINA, NEW YORK BRANCH, as a Lender By: /s/ Raymond Qiao Name: Raymond Qiao Title: Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 Citizens Bank, N.A. (as successor by merger to Citizens Bank Pennsylvania), as a Lender By: /s/ William J. O’Meara Name: William J. O’Meara Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender By: /s/ Jeff Bliss Name: Jeff Bliss Title: Executive Director By: /s/ Kevin Chambers Name: Kevin Chambers Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 Mizuho Bank, Ltd., as a Lender By: /s/ Donna DeMagistris Name: Donna DeMagistris Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 PNC Bank, NA, as a Lender By: /s/ Michael P. Dungan Name: Michael P. Dungan Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 Wells Fargo Bank, N.A., as a Lender By: /s/ Daniel K. Kinasz Name: Daniel K. Kinasz Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 Compeer Financial, PCA, as a Lender By: /s/ Daniel J. Best Name: Daniel J. Best Title: Director, Capital Markets

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 THE BANK OF NEW YORK MELLON, as a Lender By: /s/ John T. Smathers Name: John T. Smathers Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO TERM LOAN AGREEMENT] WEIL:\97944864\7\35899.0612 AGRICULTURAL BANK OF CHINA, LTD., NEW YORK BRANCH, as a Lender By: /s/ Nelson Chou Name: Nelson Chou Title: SVP & Head of Corporate Banking